Exhibit 32.1
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U. S. C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Vladimir Tenev, hereby certify that, to the best of my knowledge, Robinhood Markets, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Robinhood Markets, Inc.
Date:    February 27, 2024
/s/Vladimir Tenev
Vladimir Tenev
Chief Executive Officer